UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2023

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

685 Route 202/206 N, Suite 301,

Bridgewater NJ 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, VYNE Therapeutics Inc. (the “Company” or “VYNE”) entered into that certain Evaluation and Option Agreement (the “Option Agreement”), dated as of April 30, 2021, with Tay Therapeutics Limited (formerly known as In4Derm Limited, “Tay”), providing the Company with an exclusive option (the “Option”) to obtain certain exclusive worldwide rights to research, develop and commercialize products containing Tay’s Bromodomain and Extra-Terminal Domain inhibitors suitable for oral administration (the “Oral BETi Compounds”) during the period expiring upon the earlier of (i) 14 days following the delivery of an agreed data package and selection of a lead candidate by Tay and (ii) June 30, 2022 (the “Option Term”). On June 15, 2022, the parties entered into a letter agreement to extend the Option Term to February 28, 2023. The Company has recently informed Tay that it requires additional preclinical data to complete its evaluation of the Oral BETi Compounds. In consideration of the significant progress made by the parties and the Company’s desire to maintain optionality to exercise its exclusive Option for the Oral BETi Compounds, the parties entered into a Letter Agreement on February 27, 2023 (the “Letter Agreement”) to extend the Option Term to April 30, 2023. Pursuant to the terms of the Letter Agreement, VYNE has agreed to pay Tay a non-refundable fee in the amount of $250,000 to extend the Option Term. This fee will be deducted from the $4.0 million upfront fee payable to Tay in the event that the Company exercises the Option pursuant to the Option Agreement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the exercise of the Option with respect to the Oral BETi Compounds, and other statements regarding the future expectations, plans and prospects of VYNE. All statements in this report which are not historical facts are forward-looking statements. Any forward-looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include: VYNE’s ability to successfully develop its product candidates; the timing of commencement of future non-clinical studies and clinical trials; VYNE’s ability to enroll patients and successfully progress, complete and receive favorable results in, clinical trials for its product candidates; VYNE’s ability to exercise the option with respect to the Oral BETi Compounds pursuant to the terms of the Option Agreement; VYNE’s intentions and its ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements; VYNE’s ability to comply with various regulations applicable to its business, including Nasdaq continued listing rules; VYNE’s ability to create intellectual property and the scope of protection it is able to establish and maintain for intellectual property rights covering its product candidates; the timing, costs or results of litigation, including litigation to protect its intellectual property; estimates of VYNE’s expenses, capital requirements, its needs for additional financing and its ability to obtain additional capital on acceptable terms or at all; and VYNE’s expectations regarding licensing, business transactions and strategic operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in VYNE’s Annual Report on Form 10-K for the year ended December 31, 2021, VYNE’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U.S. Securities and Exchange Commission. Although VYNE believes these forward-looking statements are reasonable, they speak only as of the date of this announcement and VYNE undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

Item 7.01. Regulation FD.

On February 28, 2023, the Company issued a press release entitled “VYNE Therapeutics Regains Compliance with Nasdaq Minimum Bid Price Rule.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished herewith.

Exhibit No.	Description

99.1	Press Release dated February 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: February 28, 2023	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel